UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 23, 2004
                                                          -------------

                            PRO-PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
            ----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      000-32877                                            04-3562325
-------------------------                    -----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


189 Wells Avenue, Newton, Massachusetts                                02459
----------------------------------------                            ------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (617) 559-0033
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On June 23, 2004, Pro-Pharmaceuticals, Inc. issued a press release, which is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits
        ---------------------------------

     (c) Exhibits.

          99.1  Press Release of Pro-Pharmaceuticals, Inc. dated June 23, 2004

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PRO-PHARMACEUTICALS, INC.



                                       By: /s/ David Platt
                                           -------------------------------------
                                           David Platt, Ph.D.
                                           President and Chief Executive Officer


Date:  June 23, 2004